Annual
Shareholders
Meeting

April 28, 2009

Forward -Looking Information

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and businesses of BB&T. These forward-looking statements involve certain risks and uncertainties and are based on the beliefs and assumptions of the management of BB&T, and the information available to management at the time that this presentation was prepared. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (1) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (2) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (3) competitive pressures among depository and other financial institutions may increase significantly; (4) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T is engaged; (5) local, state or federal taxing authorities may take tax positions that are adverse to BB&T; (6) adverse changes may occur in the securities markets; (7) competitors of BB&T may have greater financial resources and develop products that enable them to compete more successfully than BB&T; (8) costs or difficulties related to the integration of the businesses of BB&T and its merger partners may be greater than expected; (9) expected cost savings associated with completed mergers may not be fully realized or realized within the expected time frames; and (10) deposit attrition, customer loss or revenue loss following completed mergers may be greater than expected. The forward-looking statements included in this presentation have not been examined or compiled by the independent public accountants of BB&T, nor have such accountants applied any procedures thereto. Accordingly, such accountants do not express an opinion or any other form of assurance on them.

Non-GAAP Information

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . BB&T’s management uses these “non-GAAP” measures in their analysis of the Corporation’s performance. Non-GAAP measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles and purchase accounting mark-to-market adjustments in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included on the Investor Relations section of BB&T’s website (www.bbt.com/investor ).

Comments Regarding Disclosure

BB&T Corporation does not provide earnings guidance, but does discuss trends regarding the factors that influence potential future performance in both its quarterly earnings release and its quarterly earnings conference call.

Subsequent to the discussion of such information in any quarterly earnings release, BB&T undertakes no responsibility to update that information should facts and circumstances change.

This presentation repeats information that has been previously disclosed. It should not be interpreted as providing new information, nor as confirming or updating previous disclosures.

BB&T is …

•	A value-driven highly profitable growth
organization. During the 90’s and the first part
of this decade, our growth came largely from
mergers as the economics of combinations
were compelling. Recently, our focus has
been more on organic growth.

•	Our over-arching purpose is to achieve our
vision and mission, consistent with our values
with the ultimate goal of maximizing
shareholder returns.

•	Our fundamental strategy is to deliver the best
value proposition in our markets. Recognizing
value is function of quality to price, our focus
is on creating high quality resulting in the
perfect client experience.

Primary Market Segments

50% Retail / 50% Commercial

• Small Business	• Wealth Mgt / Private Banking
• Commercial Middle Market	• Investment Services
• Real Estate Lending	• Asset Management
• Retail	• Capital Markets
• Home Equity	• Venture Capital
• Sales Finance	• Consumer Finance
• Home Mortgage	• Commercial Finance
• Commercial Mortgage	• Insurance Premium Finance
• Leasing	• International
• Insurance	• Bank Card
• Payment Solutions	• Merchant
• Payroll Processing	• Supply Chain Management
• Institutional Trust Services

BB&T Market Coverage

March 31, 2009

BANKING OFFICES

State	Branches	Market Share[1]	% of BB&T's Deposits
Virginia[2]	391	2nd	25%
North Carolina[2]	360	2nd	26%
Georgia	159	5th	11%
Maryland	130	6th	8%
South Carolina	116	3rd	8%
Florida	107	11th	5%
Kentucky	90	4th	5%
West Virginia	78	1st	6%
Tennessee	56	6th	3%
DC	12	7th	1%
Alabama	3	*	
Indiana	2	*	
Total	1,504		

Assets Under Management $58 billion

[1]Incidental presence in Alabama and Indiana; December 31, 2008
[2]Excludes home office deposits

Headquarters
BB&T Community

Primary Non-Bank Businesses

- AFCO/CAFO/Prime Rate
- Capital Markets
- Commercial Finance
- CPS
- Equipment Finance
- Governmental Finance
- Insurance
- Grandbridge
- Lendmark
- Mid-America
- Payroll Services
- Regional Acceptance
- SBA
- Scott & Stringfellow
- Sheffield
- Sterling Capital

7

Significant Accomplishments

through 12/31/08

•	Superior Relative Performance
•	Fee Income 10.3%
•	Total Loans 8.2%
•	Total Deposits 6.4%
•	Effective Expense Control
•	Asset Quality Better Than Peers
•	Net New Transaction Accounts (94,000)

Significant Accomplishments

through 12/31/08

•	Reduced Employee Turnover from 19.2% to 15.0%
•	5+ Households 34.4%
•	Online Banking +21% (3,004,620 Clients)
•	Opened 30 DeNovo locations
•	Successful advertising campaign (Best Bank In Town Since 1872)
•	Maintained superior service quality
•	Excellent Results in Bankcard and Merchant

Significant Accomplishments

Successful Acquisitions:

•	Ott & Company
•	Ramsey Title Group
•	Burkey Risk Services
•	Savannah Reinsurance Underwriting Management LLC
•	Premier Benefits Group
•	UnionBanc Insurance Services, Inc.
•	Puckett, Sheetz & Hogan
•	Southern Risk Holdings, Inc.
•	Commercial Title Group
•	J. Rolfe Davis Insurance Agency
•	TapCo Underwriters, Inc.
•	Haven Trust Bank
•	Live Oak Capital Ltd.

Challenges and Opportunities

• Residential Real Estate Downturn:
Core Business for BB&T

• Unprecedented Market Disruption

• Return to Fundamental Banking

Financial Strength

($ in Billions Except for Per Share Information)

(Period-end Balances):	2004	2005	2006	2007	2008
Total Assets	$100.5	$109.2	$121.4	$132.6	$152.0
Total Shareholders’ Equity	$10.9	$11.1	$11.7	$12.6	$16.0
BV Per Common Share	$19.76	$20.49	$21.69	$23.14	$23.16
Tangible Common Equity/Assets	6.8%	6.6%	6.0%	5.7%	5.3%
Leverage Capital Ratio	7.1%	7.2%	7.2%	7.2%	9.9%
Tier 1 Capital	9.2%	9.3%	9.0%	9.1%	12.3%
Total Capital	14.5%	14.4%	14.3%	14.2%	17.4%
Equity / Assets	10.8%	10.2%	9.7%	9.5%	10.5%

		Earnings Power
($ in Millions Except Per Share Information) Year Ended December 31, 2008)								Seven-Year
								Compound
	2002	2003	2004	2005	2006	2007	2008	Growth Rate
Interest income	$4,434	$4,287	$4,547	$5,506	$6,893	$7,894	$7,274	6.0%
Interest expense	1,687	1,273	1,199	1,981	3,185	4,014	2,969	3.0
Net interest income	2,747	3,014	3,348	3,525	3,708	3,880	4,305	8.5
Provision for credit losses	263	248	249	217	240	448	1,445	33.8
Net interest income after
provision credit losses	2,484	2,766	3,099	3,308	3,468	3,432	2,860	3.5
Noninterest income	1,541	1,827	2,119	2,324	2,596	2,774	3,060	13.7
Noninterest expense	2,195	2,548	2,890	3,133	3,526	3,601	3,952	10.7
Income before income taxes	1,830	2,045	2,328	2,499	2,538	2,605	1,968	3.5
Provision for income taxes	512	621	766	825	831	856	571	3.4
Operating income	1,318	1,424	1,562	1,674	1,707	1,749	1,397	3.5
Dividends on preferred stock							21
Operating earnings available
to common shareholders	1,318	1,424	1,562	1,674	1,707	1,749	1,376	3.2
Merger-related & other items[1]	(15)	(359)	(4)	(20)	(179)	(15)	122
Net income available to
common shareholders	$1,303	$1,065	$1,558	$1,654	$1,528	$1,734	$1,498	6.3%
[1]Net of taxes			Pre-tax pre-provision earnings had a 7 year CAGR of 10.1%

Originally Reported Increase1

	EPS		EPS
1989	10.7%	1999	16.6%
1990	13.9%	2000	13.6%
1991	3.0%	2001	14.3%
1992	12.7%	2002	14.6%
1993	20.1%	2003	0.7%
1994	12.4%	2004	1.4%
1995	5.9%	2005	8.2%
1996	19.2%	2006	5.3%
1997	17.0%	2007	1.0%
1998	19.0%	2008	(21.5)%

1Operating

Generating Fee Income and Operating Efficiency 1

For the Period Ended

						National[2]
	2004	2005	2006	2007	2008	Peers
Noninterest Income/
Net Revenue (T/E)	37.8%	39.1%	40.6%	41.3%	40.3%	38.8%

Cash Basis Efficiency Ratio	49.7%	50.4%	53.2%	51.6%	51.3%	63.8%

Operating Leverage	(1.36)%	(1.51)%	(4.79)%	3.03%	1.05%	(13.0)%

1Operating

2 National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Credit Quality

						National*
	2004	2005	2006	2007	2008	Peers
Net Charge-offs/
Average Loans	.36%	.30%	.27%	.38%	.89%	1.72%

Net Charge-offs without
Specialized Lending	.24%	.19%	.14%	.21%	.69%	n/a

Nonperforming Assets/
Total Assets	.36%	.27%	.29%	.52%	1.34%	1.97%

* National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Total Assets

15 year growth trend

As originally reported 15-year compound annual growth rate 20.6%

Operating Earnings
As Originally Reported

15 year growth trend

As originally reported 15-year compound annual growth rate 19.2%

Pre-Tax Pre-Provision Operating Earnings
“Earnings Power”

15 year growth trend

As originally reported 15-year compound annual growth rate 22.4%

Relative Financial Performance

		National
	BB&T	Peers[2]

Earnings Per Share Growth[1]	(13.7)%	(204.7)%

CB ROA	1.11%	(.12)%

CB ROE	19.30%	(2.75)%

Non Performing Assets / Total Assets[1]	1.34%	1.97%

1 GAAP
2 National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

1st Quarter Highlights
March 31, 2009

Ü Underlying performance very strong

•	Net income $318 million; EPS $.48; beat market expectations

•	Net interest income $1.15 billion, up 12.7%

•	Continue to benefit from flight to quality

• Commercial loans up 11.2%

•	Excellent low-cost client deposit growth

• Client deposits increased 9.4%

•	Record mortgage banking originations ($7.4 billion)

1st Quarter Highlights
March 31, 2009

Ü Underlying performance very strong

•	Mortgage revenues up more than 200%

•	Improved operating efficiency

• Cash efficiency improved 100 basis points from last year

• Breaks through 50% at 49.8%, important milestone

•	Positive operating leverage

•	Earnings power up 12.6%, faster pace than last quarter

1st Quarter Highlights
March 31, 2009

Ü Financial Strength

•	Increased allowance for loan losses to $1.9 billion, or 1.94% of loans and leases; current quarter provision exceeded net charge-offs by $288 million

•	Industry leading capital – Tier 1 12.1%, TCE 5.7%

Recognitions

•	SBA: 2007 Export Lender of the Year

•	J.D. Powers Survey: Second Best Small Business Bank

•	J.D. Powers Survey: #1 Overall in Mortgage Servicing

•	J.D. Powers Survey: #1 Bank Prime Indirect Lender in Auto Dealer Satisfaction

•	Greenwich Excellence Award for Distinguished Service and Overall Satisfaction in Middle Market Banking

•	Informa Research: Ranked #1 for Branch Employee Customer Acquisition and Sales and Service Skills

Recognitions

•	Ranked by CRO as one of America’s “100 Best Corporate Citizens”

•	BB&T Insurance Services Rated 1st in Overall Productivity

•	BB&T Capital Markets: Best on Street Analysts

•	2007 and 2008 Import Factor of the Year: By Factors Chain International

- Largest U.S. Import Factor in the World

•	ASTD BEST: #2 of Top 40 Learning Organizations

•	Ranked by Training Magazine #20 of Training Top 125 Awards

Recognitions

•	Ranked by Luxury Brand Index #1 Regional Bank for Wealth Management

•	Ranked by 401kExchange #1 in Client Service ($1-$10 million)

•	Best Practices Award – Only one of five companies

•	Scott & Stringfellow/Special Opportunities and Equity Income: Ranked in top 1% for performance by PSN/Informa and Morningstar

•	Ranked World’s Safest Banks in Global Finance top 50 – top 5 in US

Recognitions

•	John Allison – Top 4 Finalist Morningstar 2008 CEO of the year

•	John Allison – NC Chamber Corning Award for Distinguished Citizenship

•	John Allison – Won Best CEO from Motley Fool for 2008

Total Compound Annual Return to Shareholders
December 31, 2008

	BB&T	S&P 500	National Peers*

1 Year	-4.6%	-36.8%	-40.7%

3 Year	-8.7%	-8.3%	-24.5%

5 Year	-2.4%	-2.2%	-14.1%

10 Year	-0.2%	-1.4%	-5.4%

15 Year	10.7%	6.4%	5.5%

20 Year	11.2%	8.4%	8.7%

* National Peers: CMA, FITB, HBAN, KEY, M&T, M&I, PNC, BPOP, RF, STI, USB and Zions

Shareholder Return

Depicts $100 invested at 12/31/95 and held through 12/31/08 with dividends reinvested in the security or index.

BB&T Dividend Performance
As of / year ended 12/31/08

	BB&T	S&P 500
• Ten Year Compound Annual Growth Rate	10.9%	5.8%

• Dividend Yield	6.8%	3.2%

•	Paid a cash dividend every year since 1903

•	37th Consecutive year of dividend increases

•	Annual dividend increase in 2008 5.7%

•	Mergent Dividend Achiever (Only 2% Qualify)

•	S&P: High Yield Dividend Aristocrat

The Future

Global Economic Context

•	Improving Global Productivity: More Global Economic Freedom

•	Global Integration Accelerating

•	Brutally Competitive

•	Imbedded Cost of Excessive Regulation in U.S.

•	Increased Geopolitical Risk / Cost of Risk Control

•	Volatile / Uncertain

•	Merciless / Tough

•	Survival of Most Competent / Committed

•	Global economic “slowdown” will impact these factors

Economy 2009*

•	Negative growth: Real GDP -1.5%

•	Low Inflation CPI 0.45%

•	Negative growth -1.05%

•	Unemployment (at peak) 9.8%

•	At 12/31/09: Fed Funds 0.2%; Prime 3.2%; 10 year treasury 2.9%

Three years from now are bond markets more likely to be preoccupied by concerns about inflation or deflation?

93% Say Yes

*Blue Chip Forecast: as of April 1, 2009

US Economic Framework*

5 Year Forecast
 (2010 – 2014)

•	Solid real growth: Real GDP to average 2.8%

•	Moderate Inflation: CPI to average 2.5%

•	Total annual growth will average 5.3%

•	Prime rate will range from 5.0% to 7.25% and average 6.5%

•	At 12/31/14; Fed Funds 4.25%; Prime rate 7.25%; 10 year Treasury 5.2%

*Blue Chip Forecast

Financial Services Industry

Primary forces impacting the industry:

(1)	Credit, Market, and Operational Risk

(2)	Intense Competition / Excess Capacity

(3)	Consolidate / Diversify / Restructure

(4)	Innovation / Productivity Improvement

(5)	Regulation / Corporate Governance

     FINANCIAL SERVICES IS A WORLD -WIDE,
 GROWTH INDUSTRY, WHERE THE ENGLISH
SPEAKING WORLD CURRENTLY HAS A
 COMPETITIVE ADVANTAGE

Outcome of Financial Industry Trends

•	In 10 years there will be 10 to 15 or so Financial Services firms which will dominate the industry. There will be some mid-
sized and a number of small institutions who will face a
difficult competitive environment.

•	The winners will be those companies with rational strategies, superior processes and exceptional executional abilities. Due to these attributes, these winners will have superior revenue and earnings per share (EPS) growth and outstanding return
on equity (ROE).

BB&T Will Be A Winner

BB&T's
Long-Term
Strategy

Our Goal

•	Create a high-performance financial services organization that can survive and prosper in a rapidly changing, highly competitive, globally integrated environment

•	CREATE THE BEST FINANCIAL INSTITUTION POSSIBLE

Achieving Our Goal

The key to maximizing our probability of being both independent and prosperous over the long term is to create a superior Earnings Per Share Growth Rate without sacrificing the fundamental quality and long-term competitiveness of our business, nor taking unreasonable risk. Our ultimate goal is to maximize shareholder returns.

BB&T Long-Term Strategy

Superior -Balanced Performance

(1)	Client-driven - Have a passion for consistently providing the client with better value through rational innovation and productivity improvement

(2)	Rational risk taking and exceptional risk management

(3)	Superior earnings growth

(4)	Targeted and consistent investments for the future

2009 Key Strategic Objectives

(1)	Effectively Manage Through The Credit Cycle

(2)	Achieve Superior Revenue Growth

(3)	Create The Perfect Client Experience

(4)	Control Cost: Maximize Economic Profit

BB&T Culture

Vision
Mission
Values

BB&T Vision

To Create the Best Financial Institution Possible

“The Best of the Best”

BB&T Mission

TO MAKE THE WORLD A BETTER PLACE TO LIVE BY:

Helping our CLIENTS achieve economic success and financial security;

Creating a place where our EMPLOYEES can learn, grow and be fulfilled in their work;

Making the COMMUNITIES in which we work better places to be; and thereby:

     Optimizing the long-term return to our SHAREHOLDERS, while providing a safe and sound investment.

BB&T Values

•	Values are practical habits that enable us as individuals to live, be successful and achieve happiness.

•	For BB&T, our Values enable us to achieve our mission and corporate purpose.

•	Values must be consistent (non-contradictory).

•	Values are important!!

HAPPINESS
SELF-ESTEEM
PRIDE
SUCCESS
PRODUCTIVITY
TEAMWORK/MUTUAL SUPPORTIVENESS
JUSTICE
JUDGMENT
REALITY
REASON
INDEPENDENT THINKING
CHARACTER
HONESTY
INTEGRITY

Our Passions

TO CREATE THE BEST
 FINANCIAL
INSTITUTION POSSIBLE

Reconciliations of Non-GAAP
Financial Measures

Originally Reported Increase1

	EPS		EPS
1989	10.7%	1999	12.3%
1990	13.9%	2000	(11.4)%
1991	3.0%	2001	38.6%
1992	12.7%	2002	28.3%
1993	20.1%	2003	(23.9)%
1994	172.8%	2004	35.3%
1995	(25.8)%	2005	7.1%
1996	56.8%	2006	(6.3)%
1997	9.2%	2007	11.7%
1998	39.0%	2008	(13.7)%

1GAAP

Generating Fee Income and Operating Efficiency1

	For the Years Ended December 31,

	2004	2005	2006	2007	2008
Noninterest Income as a Percentage of Net Revenue
(T/E) Based on Operating Earnings	37.8%	39.1%	40.6%	41.3%	40.3%
Effect of other, net (1)	-	-	-	-	1.1
Noninterest Income as a Percentage of
Net Revenue (T/E) Based on GAAP	37.8%	39.1%	40.6%	41.3%	41.4%

Cash Basis Efficiency Ratio	49.7%	50.4%	53.2%	51.6%	51.3%
Effect of pretax merger-related and restructuring items	.1	(.2)	.3	.3	.2
Effect of pretax amortization of intangibles	2.0	1.9	1.6	1.5	1.3
Effect of other, net (2)	-	.8	( .4)	.3	(.7)
Effect of amortization of mark-to-market adjustments	.2	.2	.1	-	-
Efficiency Ratio Based on GAAP	52.0%	53.1%	54.8%	53.7%	52.1%

Operating Leverage	(1.36)%	(1.51)%	(4.79)%	3.03%	1.05%
Effect of merger-related and restructuring items
and non-recurring items (3)	19.77	(.91)	.24	(.03)	2.95
Operating Leverage Based on GAAP	18.41%	(2.42)%	(4.55)%	3.00%	4.00%

(1)	Reflects gains from the initial public offering and sale of Visa stock in 2008, and the impact of a nonrecurring item associated with BB&T’s leasing operations in 2003.

(2)	Reflects gains from the initial public offering and sale of Visa stock, a gain from the early extinguishment of debt and nonrecurring professional fees in 2008, a reserve charge relating to the Visa settlement in 2007, a gain on the sale of duplicate facilities in 2006, and a one-time adjustment related to the accounting for property and equipment leases in 2005.

(3)	Reflects the impact of the fluctuations in merger-related and restructuring charges and non-recurring items.

Operating Efficiency

	Annualized Link Quarter

	4Q08 vs 3Q08	3Q08 vs 2Q08	2Q08 vs 1Q08	1Q08 vs 4Q07

Revenue Growth	7.38%	3.40%	22.48%	10.49%
Effect of other, net (1)	(8.64)	(6.72)	2.48	7.92
Revenue Growth Based on GAAP	(1.26)%	(3.32)%	24.96%	18.41%

Expense Growth	3.98	1.20	22.13	8.70
Effect of other, net (1)	(2.01)	18.24	(10.96)	(11.26)
Expense Growth Based on GAAP	1.97	19.44	11.17	(2.56)

Operating Leverage	3.40%	2.20%	.35%	1.79
Effect of other, net (1)	(6.63)	(24.96)	13.44	19.18
Operating Leverage Based on GAAP	3.23%	(22.76)	13.79	20.97

(1)	Reflects the impact of the fluctuations in merger-related and restructuring charges and non-recurring items.

Operating Earnings
Available to Common
Shareholders

as originally reported (dollars in millions)

	Operating Earnings	Net Income

1993	$ 98	$ 98
1994	237	237
1995	254	178
1996	305	284
1997	409	360
1998	513	502
1999	659	613
2000	875	626
2001	1,100	974
2002	1,318	1,303
2003	1,424	1,065
2004	1,562	1,558
2005	1,674	1,654
2006	1,707	1,528
2007	1,749	1,734
2008	1,376	1,498

Fifteen-Year Compound Annual Growth Rate	19.2%	19.9%

Pre-Tax Pre-Provision
Operating Earnings

as originally reported (dollars in millions)

	Operating	GAAP

1993	$164	$164
1994	380	380
1995	411	295
1996	505	472
1997	705	637
1998	828	813
1999	1,059	996
2000	1,395	1,033
2001	1,739	1,584
2002	2,093	1,556
2003	2,293	1,865
2004	2,577	2,571
2005	2,716	2,684
2006	2,778	2,713
2007	3,053	3,018
2008	3,392	3,493

Fifteen-Year Compound Annual Growth Rate	22.4%	22.6%

Earnings Performance

	For the Year Ended December 31,
Dollars in Millions	2004	2005	2006	2007	2008

Total Revenues Based on Operating Results	6,666	7,830	9,489	10,668	10,334
Pretax merger-related and restructuring charges	-	-	-	-	-
Other, net (1)	-	2	(75)	-	70
Total Revenues Based on GAAP Results	6,666	7,832	9,414	10,668	10,404

Operating Earnings Available to Common Shareholders	1,562	1,674	1,707	1,749	1,376
Merger-related and restructuring charges, net of tax	(4)	7	(11)	(13)	(10)
Other, net (2)	-	(27)	(168)	(2)	132
Net Income Available to Common Shareholders	1,558	1,654	1,528	1,734	1,498

Return on Assets Based on Operating Earnings	1. 62	1.60	1.49	1. 38	1.02
Effect of after-tax merger-related and restructuring charges	-	.01	(.01)	(.01)	(.01)
Effect of other, net (2)	-	(.03)	(.14)	-	.10
Return on Assets Based on Net Income	1. 62	1.58	1.34	1. 37	1.11

Return on Common Equity Based on Operating Earnings Available to Common Shareholders	14. 74	15.12	14.91	14. 37	10.51
Effect of after-tax merger-related and restructuring charges	(.03)	.07	(.10)	(.10)	(.08)
Effect of other, net (2)	-	(.24)	(1.46)	(. 02)	1.01
Return on Common Equity Based on Net Income Available to Common Shareholders	14. 71	14.95	13.35	14. 25	11.44

Diluted EPS Based on Operating Earnings Available to Common Shareholders	2. 81	3.04	3.14	3. 17	2.49
Effect of after-tax merger-related and restructuring charges	(.01)	.01	(.02)	(.02)	(.02)
Effect of other, net (2)	-	(.05)	(.31)	(. 01)	.24
Diluted EPS Based on Net Income Available to Common Shareholders	2. 80	3.00	2.81	3. 14	2.71

Cash ROA	1. 79	1.77	1.63	1. 50	1.11
Effect of amortization of mark-to-market adjustments, net of tax	(.01)	(.02)	(.01)	-	-
Effect of amortization of intangibles, net of tax (3)	(.16)	(.15)	(.13)	(.12)	(.09)
Return on Assets Based on Operating Earnings	1. 62	1.60	1.49	1. 38	1.02

Cash ROCE	26. 36	27.12	27.23	26. 82	19.30
Effect of amortization of mark-to-market adjustments, net of tax	(.28)	(.29)	(.13)	(.03)	-
Effect of amortization of intangibles, net of tax (3)	(11.34)	(11.71)	(12.19)	(12.42)	(8.79)
Return on Common Equity Based on Operating Earnings Available to Common Shareholders	14. 74	15.12	14.91	14. 37	10.51

Cash Basis Diluted EPS	2. 96	3.20	3.27	3. 29	2.60
Effect of amortization of mark-to-market adjustments, net of tax	(.03)	(.04)	(.01)	-	-
Effect of amortization of intangibles, net of tax	(.12)	(.12)	(.12)	(.12)	(.11)
Diluted EPS Based on Operating Earnings Available to Common Shareholders	2. 81	3.04	3.14	3. 17	2.49

(1)	Includes gains from the initial public offering and sale of Visa stock, net securities gains and other-than-temporary impairment losses, and an adjustment related to the accounting for leveraged leases in 2008, a loss on sale of securities in 2006, and a one-time adjustment related to the accounting for property and equipment leases in 2005.

(2)	Includes gains from the initial public offering and sale of Visa stock, a gain from the early extinguishment of debt, net securities gains, other-than-temporary impairment losses and nonrecurring professional fees in 2008, a reserve charge relating to the Visa settlement and a credit to the provision for income taxes in 2007, an additional tax provision related to leveraged leases, a loss on the sale of securities, and the impact of a gain on the sale of duplicate facilities in 2006, and a one-time adjustment related to the accounting for property and equipment leases in 2005.

(3)	Excludes average intangibles from average assets and average equity, net of deferred taxes, in the calculation of cash basis ratios.

Cash-Basis Results

	Quarter Ended

	March 31 2009	Dec. 31 2008	Sept. 30 2008	June 30 2008	March 31 2008

Diluted earnings per common share	$.48	$.51	$.65	$.78	$.78
Effect of amortization of intangibles, net of tax	.03	.03	.03	.03	.03
Effect of amortization of mark-to-market adjustments, net of tax	-	-	-	-	-
Cash basis diluted earnings per common share	.51	.54	.68	.81	.81

Return on average assets	.86%	.86%	1.05%	1.28%	1.29%
Effect of amortization of intangibles, net of tax	.08	.08	.09	.10	.11
Effect of amortization of mark-to-market adjustments, net of tax	(.01)	-	.01	-	-
Cash basis return on average tangible assets	.93	.94	1.15	1.38	1.40

Return on average common shareholders' equity	8.29%	8.47%	10.86%	13.27%	13.30%
Effect of amortization of intangibles, net of tax	7.39	7.09	9.10	10.94	10.96
Effect of amortization of mark-to-market adjustments, net of tax	(.06)	.01	.01	.01	.01
Cash basis return on average tangible common shareholders' equity	15.62	15.57	19.97	24.22	24.27

Efficiency ratio	50.9%	53.9%	52.7%	49.2%	52.3%
Effect of amortization of intangibles	(1.2)	(1.3)	(1.4)	(1.3)	(1.5)
Effect of amortization of mark-to-market adjustments	.1	-	-	-	-
Cash basis efficiency ratio	49.8	52.6	51.3	47.9	50.8